UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2015

Date of Earliest Event Reported: July 14, 2015

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75205
(Address of principal executive offices)

(972) 885-3981
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's recent Annual Reports on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Definitive Agreement

Equity Purchase Agreement with Tarpon Bay Partners, LLC

On July 14, 2015, Elite Data Services, Inc. (the "Company", "we" and "us") entered into an Equity Purchase Agreement (the "Purchase Agreement") with Tarpon Bay Partners LLC, a Florida limited liability company ("Tarpon"), whereby Tarpon agreed to purchase up to $5,000,000 of the Company's common stock (the "Shares"), to be registered in a Form S-1 registration statement. The Purchase Agreement has a term of two-years (the "term") and may be terminated sooner by the Company or if Tarpon has purchased a total of $5,000,000 of the Company's common stock before the expiration of the term.

During the term of the Purchase Agreement, the Company may at any time deliver a "Put Notice" to Tarpon thereby requiring Tarpon to purchase a certain dollar amount (the "Investment Amount") in exchange for a portion of the Shares (the "Put"), determined by an estimated amount of Shares equal to the investment amount indicated in the Put Notice divided by the closing bid price of the Company's common stock on the trading day (the "Closing Price") immediately preceding the date the Put Notice was given (the "Put Date"), multiplied by one hundred twenty-five percent (125%) (the "Estimated Put Shares"). On the trading date preceding the delivery date of such Shares, Tarpon shall deliver payment for the Shares equal to the Company's requested Investment Amount.

Subject to certain restrictions, the purchase price for the Shares is equal to ninety percent (90%) of the lowest closing bid price, quoted by the exchange or principal market Company's Common Stock is traded on, on any trading day during the ten (10) trading days immediately after the date the Company delivers to Tarpon a Put Notice in writing requiring Tarpon (the "Valuation Period") to purchase the applicable number of Shares of the Company, subject to certain terms and conditions of the Purchase Agreement. In the event the number of Estimated Put Shares initially delivered to Tarpon is greater than the Put Shares purchased by Tarpon pursuant to such Put Notice, then immediately after the Valuation Period Tarpon shall deliver to the Company any excess Estimated Put Shares associated with such Put Notice. If the number of Estimated Put Shares delivered to Tarpon is less than the Put Shares purchased by Tarpon pursuant to a Put Notice, then immediately after the Valuation Period the Company shall deliver to Tarpon the difference between the Estimated Put Shares and the Put Shares issuable pursuant to such Put Notice.

The number of Shares sold to Tarpon shall not exceed the number of such Shares that, when aggregated with all other shares of common stock of the Company then beneficially owned by Tarpon, would result in Tarpon owning more than 9.99% of all of the Company's common stock then outstanding. Additionally, Tarpon may not execute any short sales of the Company's common stock. Further, the Company has the right, but never the obligation to draw down on the total of $5,000,000. The Purchase Agreement also contains other customary and standard provisions.

Registration Rights Agreement with Tarpon Bay Partners, LLC

In addition, on July 14, 2015, the Company and Tarpon entered into a Registration Rights Agreement with Tarpon, requiring the Company to register, per the Securities Act of 1933, the Shares to be sold to Tarpon. The Company is required to prepare and file the registration statement for the Shares within 180 days of July 14, 2015. The Company is obligated to keep such registration statement effective until (i) three months after the last closing of a sale of Shares under the Purchase Agreement, (ii) the date when Tarpon may sell all the Shares under Rule 144 without volume limitations, or (iii) the date Tarpon no longer owns any of the Shares.

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$50,000 Promissory Note with Tarpon Bay Partners, LLC

As consideration for the above-mentioned agreements, on July 14, 2015, the Company issued a promissory note to Tarpon for $50,000, with 10% interest per annum. This note matures on January 31, 2016 and is not convertible into common stock nor has registration rights.

The descriptions above of the Equity Purchase Agreement, Registration Rights Agreement, and $50,000 Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.52, 10.53, and 10.54 hereto, respectively.

Convertible Note to EMA Financial, LLC

On July 14, 2015, (the "Note Issuance Date"), the Company entered into a Securities Purchase Agreement (the "SPA") with EMA Financial, LLC ("EMA"), whereby EMA agreed to invest $156,500.00 (the "Note Purchase Price") in our Company in exchange for a convertible promissory note (the "Note"). The Company will net $135,000 less brokerage and legal fees. Additionally, the Company is required to issue to EMA 100,000 shares of Common Stock of the Company within three days following the closing date as a loan fee. Pursuant to the SPA, on July 14, 2015, we issued a convertible promissory note (the "Note") to EMA, in the original principal amount of $156,500.00 (the "Note Purchase Price"), which bears interest at 12% per annum. All outstanding principal and accrued interest on the Note is due and payable on the maturity date, which is July 14, 2016 (the "Note Maturity Date"). EMA may extend the Note Maturity Date by providing us with written notice at least 5 days before the Note Maturity Date. However, EMA may only extend the Note Maturity Date for up to an additional one-year period. Any amount of principal or interest that is due under the Note, which is not paid by the Note Maturity Date, will bear interest at the rate of 24% per annum until it is paid (the "Note Default Interest").

The Note is convertible by EMA into shares of our common stock ("Common Stock") at any time on or after the Note Issuance Date. At any time during the period beginning on the Issue Date and ending on the date which is six (6) months following the Issue Date ("Prepayment Termination Date"), the Company shall have the right, exercisable on not less than five (5) Trading Days prior written notice to EMA of this Note, to prepay the outstanding balance on this Note (principal and accrued interest), in full. The conversion price is the lower of: (i) the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Closing Date, and (ii) 60% of the lowest sale price for the Common Stock on the Principal Market during the 20 consecutive Trading Days immediately preceding the Conversion Date. If our Company's share price at any time loses the bid, then the Conversion Price may, in the EMA's sole and absolute discretion, be reduced to a fixed conversion price of 0.00001. EMA does not have the right to convert the Note into Common Stock if such conversion would result in EMA's beneficial ownership exceeding 4.9% of our outstanding Common Stock at that time.

We agreed to reserve an initial 8,000,000 shares of Common Stock for conversions under the Note (the "Initial Reserve"). We also agreed to adjust the Initial Reserve to ensure that it always equals at least four times the total number of Common Stock that is actually issuable if the entire Note is converted.

EMA's rights under the Note will generally remain protected, and our obligations under the Note will be assumed by any successor or acquiring entity if applicable, if we effectuate a merger, consolidation, exchange of shares, recapitalization, reorganization, or other comparable event in which our outstanding Common Stock changes into a different amount or class, or if we sell or transfer all or substantially all of our assets (each a "Material Event"). We agreed to give at least 15 days prior written notice to EMA before a special meeting of our shareholders regarding a Material Event, or if no meeting is applicable, our closing of the Material Event.

In the event that we issue securities, or rights to purchase securities, on a pro rata basis to our Common Stock shareholders (the "Purchase Rights"), we agreed to calculate EMA's pro rata portion under the Purchase Rights as if EMA had fully converted the Note immediately before we offered the Purchase Rights.

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All amounts due under the Note become immediately due and payable by us upon the occurrence of an event of default, including but not limited to (i) our sale of all or substantially all of our assets, (ii) our failure to pay the amounts due at maturity, (iii) our failure to issue shares of Common Stock upon any conversion of the Note, (iv) our breach of the covenants, representations or warranties under the Note, (v) our appointment of a trustee, (vi) a judgment against us in excess of $50,000 (subject to a 20 day cure period), (vii) our liquidation, (viii) the filing of a bankruptcy petition by us or against us, (ix) our failure to remain current in our reporting obligations under the Securities Exchange Act of 1934, (x) the delisting of our Common Stock from the OTCQB or equivalent exchange, (xi) a restatement of our financial statements for any period from two years prior to the Note Issuance Date until the Note has been paid in full, or (xi) our effectuation of a reverse stock split without 20 days prior written notice to EMA. We are required to pay the Default Sum, which is defined in the Note, depending on the event of default that has occurred.

The descriptions above of the Note and the SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and SPA, a copy of which is filed as 10.55 and 10.56 hereto, respectively.

Item 2.03 – Creation of a Direct Financial Obligation

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

We claim an exemption from registration for the issuances and grant described above pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), since the foregoing issuances and grant did not involve a public offering, the recipients were "accredited investors", and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and grant and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The disclosures concerning the private placement memorandum contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c of the Securities Act of 1933.

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Item 9.01 Financials Statements and Exhibits.

Exhibit Number	Description

10.52*	Equity Purchase Agreement between Elite Data Services, Inc. and Tarpon Bay Partners, LLC dated July 14, 2015

10.53*	Registration Rights Agreement between Elite Data Services, Inc. and Tarpon Bay Partners, LLC dated July 14, 2015

10.54*	$50,000 Promissory Note between Elite Data Services, Inc. and Tarpon Bay Partners, LLC dated July 14, 2015

10.55*	12% Convertible Note between Elite Data Services, Inc. and EMA Financial, LLC dated July 14, 2015

10.56*	Securities Purchase Agreement between Elite Data Services, Inc. and EMA Financial, LLC dated July 14, 2015

*Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: July 20, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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